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                                                                  Exhibit 10(p)


                      THIRD AMENDMENT TO PROMISSORY NOTE
                          AND REVISED DEBT AGREEMENT

    This Third Amendment to Promissory Note and Revised Debt Agreement dated August 3, 1999, does hereby further amend and supplement the terms of that certain Note dated April 1, 1997, by and between Craig S. Miller, as "Maker" and Uno Restaurants, Inc., as "Holder," as amended on April 7, 1998 and September 27, 1998.

    For value received, the undersigned parties agree as follows:

    1. Section 2.2 of the Note, a copy of which is appended hereto as Exhibit A for reference, is further amended to provide that the "Maturity Date" of the Note shall be the earlier to occur of (i) the date on which Maker's employment with Holder or its affiliates shall terminate, or (ii) October 1, 2000.

    2. In all other respects, the Note is hereby ratified, affirmed and unchanged.

    IN WITNESS WHEREOF, the undersigned parties have evidenced their agreement by written signatures shown below.



Witness:                               MAKER:



/s/ Jeffrey A. Barron                  /s/ Craig S. Miller
--------------------------------       --------------------------------
Printed Name: Jeffrey A. Barron        Craig S. Miller



                                       UNO RESTAURANTS, INC.


                                       By: /s/ Robert M. Vincent
                                           ----------------------------
                                           Robert M. Vincent
                                           Senior Vice President